UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 27, 2014

ePunk, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53564	26-1395403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer ID No.)

5536 S. Ft. Apache #102

Las Vegas, NV 89148

(Address of principal executive offices) (Zip Code)

(949) 903-9144

(Registrant’s telephone number, including areacode)

1060 Calle Negocio Suite B

San Clemente, CA 92673

 (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by ePunk, Inc., a Nevada corporation (the “Registrant”), in connection with the items set forth below.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;  Appointment of Principal Officers.

At Closing, Sean Clarke, acting CEO of the Registrant, tendered his resignation to the Board of Directors, and Dean Miller was appointed as CEO and President. Also on the Closing Date, Clarke resigned from his position as a director effective upon the expiration of the ten day notice period required by Rule 14f-1, at which time additional persons designated by Mr. Miller were appointed as directors of the Registrant, Steve Dowdell and Robert Gilbert.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1 Share Exchange Agreement dated February 10, 2014 as filed with the Securities and Exchange Commission on February 11, 2014 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2014

ePunk, Inc.

By:	/s/ Dean Miller
Dean Miller
President and CEO

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